UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 9, 2004


                                 EMC CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Massachusetts                  1-9853              No. 04-2680009
--------------------------------     -----------          --------------------
(State or other jurisdiction of      (Commission           (I.R.S. Employer
        incorporation)               File Number)         Identification No.)


            176 South Street, Hopkinton, MA                      01748
         --------------------------------------                --------
        (Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code:  (508) 435-1000


                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if changed since last report)


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Item 5. Other Events
--------------------

On January 9, 2004, EMC Corporation issued a press release announcing the completion of the acquisition of VMware, Inc. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

(c) Exhibits

99.1      Press Release of EMC Corporation dated January 9, 2004

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EMC CORPORATION


                                              By: /s/ Paul T. Dacier
                                                 _________________________
                                                 Paul T. Dacier
                                                 Senior Vice President
                                                   and General Counsel

                                              Date: January 9, 2004

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release of EMC Corporation dated January 9, 2004